SECURITIES AND EXCHANGE COMMISSION

                                   WASHINGTON, D.C. 20549



                                           FORM 8-K

                                        CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                  October 9, 2003
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                          Asbury Automotive Group, Inc.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)

                                        Delaware
            --------------------------------------------------------------
                     (State or other jurisdiction of incorporation)


      5511                                                    01-0609375
--------------------------                       ----------------------------
(Commission File Number)                      (IRS Employer Identification No.)

                   Three Landmark Square, Suite 500, Stamford, CT 06901
          ----------------------------------------------------------------
                    (Address of principal executive offices) (Zip Code)

                                  (203) 356-4400
                ---------------------------------------------------
                (Registrant's telephone number, including area code)

                                      None
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.

The registrant issued a press release on October 9, 2003 announcing that the Company is hosting a live "Investor Day" video webcast on October 15, 2003, which press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                Description

99.1                       Press Release dated October 9, 2003.




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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ASBURY AUTOMOTIVE GROUP, INC.



Date:  October 9, 2003                             By:   /s/ Kenneth G. Gilman
                                                        ----------------------
                                                      Name:  Kenneth B. Gilman
                                  Title: Chief Executive Officer and President



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                                 EXHIBIT INDEX

Exhibit No.       Description

99.1     Press Release dated October 9, 2003